Exhibit 99.1

ALBUQUERQUE, N.M.
July 31, 2024

PNM Resources Reports Second Quarter 2024 Results
2024 Ongoing Earnings Guidance Affirmed

•2024 second quarter GAAP earnings of $0.53 per diluted share
•2024 second quarter ongoing earnings of $0.60 per diluted share
•Affirmed ongoing earnings guidance range of $2.65 - $2.75
•Name change to TXNM Energy, trading under TXNM ticker expected August 5, 2024

PNM Resources (In millions, except EPS)

	Q2 2024	Q2 2023	YTD 2024	YTD 2023
GAAP net earnings attributable to PNM Resources	$48.0	$45.3	$95.2	$100.3
GAAP diluted EPS	$0.53	$0.53	$1.05	$1.16
Ongoing net earnings	$54.3	$47.4	$91.3	$95.1
Ongoing diluted EPS	$0.60	$0.55	$1.01	$1.10

PNM Resources (NYSE: PNM) today released its 2024 second quarter results. In addition, management affirmed its 2024 consolidated ongoing earnings guidance of $2.65 to $2.75 per diluted share.

As approved by shareholders, PNM Resources is changing its name to TXNM Energy (NYSE: TXNM) to better reflect its changing business profile. Trading under the new name is expected to begin Monday, August 5, 2024. There are no changes to wholly-owned subsidiaries PNM and TNMP.

“Results for the second quarter and first half of the year are ahead of expectations,” said Pat Vincent-Collawn, PNM Resources Chairman and CEO. “Our long-term plans incorporate opportunities to invest and advance our grid infrastructure, including the System Resiliency Plan we will file at TNMP and Grid Modernization at PNM. As we move forward under the TXNM Energy name, we remain committed to providing reliable energy to our customers and communities across New Mexico and Texas.”

SEGMENT REPORTING OF 2024 SECOND QUARTER EARNINGS

•PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•TNMP – an electric transmission and distribution utility in Texas.

•Corporate and Other – reflects the PNM Resources holding company and other subsidiaries.

EPS Results by Segment

	GAAP Diluted EPS		Ongoing Diluted EPS
	Q2 2024	Q2 2023	Q2 2024	Q2 2023
PNM	$0.34	$0.36	$0.41	$0.38
TNMP	$0.33	$0.29	$0.33	$0.29
Corporate and Other	($0.14)	($0.12)	($0.14)	($0.12)

Consolidated PNM Resources	$0.53	$0.53	$0.60	$0.55

Net changes to GAAP and ongoing earnings in the second quarter of 2024 compared to the second quarter of 2023 include:

•PNM: The implementation of new retail rates, load growth, hotter weather and improved performance by the decommissioning and reclamation trusts were partially offset by lower transmission margins due to market prices, higher demand charges from battery storage contracts, new depreciation rates implemented as part of new retail rates as well as depreciation expense associated with new capital investments.

•TNMP: Rate recovery through Transmission Cost of Service (TCOS) and Distribution Cost Recovery Factor (DCRF) increases were partially offset by depreciation and interest expense associated with new capital investments.

•Corporate and Other: Higher interest rates on variable rate debt increased losses, net of hedges.

GAAP and ongoing earnings per share were reduced in the second quarter of 2024 by additional shares issued in December 2023.

In addition, GAAP earnings in the second quarter of 2024 included $5.6 million of net unrealized losses on investment securities compared to $2.5 million of net unrealized gains in the second quarter of 2023.

Additional materials with information on quarterly results are available at
http://www.pnmresources.com/investors/results.cfm.

SECOND QUARTER CONFERENCE CALL: 11 A.M. EASTERN WEDNESDAY, JULY 31

PNM Resources will discuss these items during a live conference call and webcast on Wednesday, July 31st at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources Chairman and Chief Executive Officer, Don Tarry, PNM Resources President and Chief Operating Officer, and Lisa Eden, PNM Resources Senior Vice President and Chief Financial Officer.

The conference call will be simultaneously broadcast and archived on our website at
http://www.pnmresources.com/investors/events-and-presentations. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: https://dpregister.com/sreg/10187942/fc2075e26c. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and asking to join the PNM Resources call.

Supporting material for PNM Resources earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2023 consolidated operating revenues of $1.9 billion. Through its regulated utilities, PNM and TNMP, PNM Resources provides electricity to more than 800,000 homes and businesses in New Mexico and Texas. PNM serves its customers with a diverse mix of generation and purchased power resources totaling 3.3 gigawatts of capacity, with a goal to achieve 100% emissions-free generation by 2040. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Corporate Communications
(505) 241-2160                    (505) 241-2783

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies, including the unaudited financial results and earnings guidance, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and apply only as of the date of this report. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K, Form 10-Q filings and the information included in the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended June 30, 2024
GAAP Net Earnings (Loss) Attributable to PNMR	$30,787	$29,925	$(12,663)	$48,049
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	5,573	—	—	5,573
Regulatory disallowances2b	246	—	—	246
Pension expense related to previously disposed of gas distribution business2c	433	—	—	433
Merger related costs2d	131	(26)	800	905
Total adjustments before income tax effects	6,383	(26)	800	7,157
Income tax impact of above adjustments[1]	(1,621)	5	(203)	(1,819)
Timing of statutory and effective tax rates on non-recurring items[5]	1,626	(83)	(593)	950
Total income tax impacts[4]	5	(78)	(796)	(869)
Adjusting items, net of income taxes	6,388	(104)	4	6,288
Ongoing Earnings (Loss)	$37,175	$29,821	$(12,659)	$54,337

Six Months Ended June 30, 2024
GAAP Net Earnings (Loss) Attributable to PNMR	$72,707	$44,508	$(21,976)	$95,239
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	(6,658)	—	—	(6,658)
Regulatory disallowances2b	4,705	—	—	4,705
Pension expense related to previously disposed of gas distribution business2c	866	—	—	866
Merger related costs2d	134	(22)	1,650	1,762
Sale of NMRD[3]	—	—	15,097	15,097
Total adjustments before income tax effects	(953)	(22)	16,747	15,772
Income tax impact of above adjustments[1]	243	4	(4,254)	(4,007)
Sale of NMRD[3]	—	—	(15,712)	(15,712)
Total income tax impacts[4]	243	4	(19,966)	(19,719)
Adjusting items, net of income taxes	(710)	(18)	(3,219)	(3,947)
Ongoing Earnings (Loss)	$71,997	$44,490	$(25,195)	$91,292

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statements of Earnings as follows:
[a] Changes in "Gains on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decrease in "Electric Operating Revenue" of $0.2 million for the three and six months ended June 30, 2024 and an increase in "Regulatory disallowances" of zero and $4.5 million for the three and six months ended June 30, 2024

[c] Increases in "Other (deductions)"
[d] Increases (decreases) in "Administrative and general"
[3] Net gain of $4.4 million on the sale of NMRD: Increase in "Other (deductions)" of $15.1 million, decrease in "Income Taxes (Benefits)" of $3.8 million for federal income tax and a decrease in "Income Taxes (Benefits)" of $15.7 million for investment tax credits

[4] Increases (decreases) in "Income Taxes (Benefits)"
[5] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.4% for PNMR, and the GAAP anticipated effective tax rates of 14.3% for PNM, 20.7% for TNMP, and 15.3% for PNMR, which have reversed

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended June 30, 2023
GAAP Net Earnings (Loss) Attributable to PNMR	$31,184	$24,632	$(10,512)	$45,304
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	(2,504)	—	—	(2,504)
Regulatory disallowances2b	3,731	—	—	3,731
Pension expense related to previously disposed of gas distribution business2c	679	—	—	679
Merger related costs2d	15	2	233	250
Total adjustments before income tax effects	1,921	2	233	2,156
Income tax impact of above adjustments[1]	(488)	—	(59)	(547)
Income tax impact of non-deductible merger related costs[3]	4	—	31	35
Timing of statutory and effective tax rates on non-recurring items[4]	275	221	(2)	494
Total income tax impacts[5]	(209)	221	(30)	(18)
Adjusting items, net of income taxes	1,712	223	203	2,138
Ongoing Earnings (Loss)	$32,896	$24,855	$(10,309)	$47,442

Six Months Ended June 30, 2023
GAAP Net Earnings (Loss) Attributable to PNMR	$85,760	$34,665	$(20,107)	$100,318
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	(11,989)	—	—	(11,989)
Regulatory disallowances2b	3,731	—	—	3,731
Pension expense related to previously disposed of gas distribution business2c	1,358	—	—	1,358
Merger related costs2d	27	2	519	548
Total adjustments before income tax effects	(6,873)	2	519	(6,352)
Income tax impact of above adjustments[1]	1,746	—	(132)	1,614
Income tax impact of non-deductible merger related costs[3]	5	—	85	90
Timing of statutory and effective tax rates on non-recurring items[4]	(452)	157	(285)	(580)
Total income tax impacts[5]	1,299	157	(332)	1,124
Adjusting items, net of income taxes	(5,574)	159	187	(5,228)
Ongoing Earnings (Loss)	$80,186	$34,824	$(19,920)	$95,090

[1]Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a] Changes in "Gains on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decreases in "Regulatory disallowances"
[c] Increases in "Other (deductions)"
[d] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Tax Expense"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.8% for PNMR, and the GAAP anticipated effective tax rates of 18.7% for PNM, 14.7% for TNMP, and 15.7% for PNMR, which will reverse by year end

[5] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended June 30, 2024
GAAP Net Earnings (Loss) Attributable to PNMR	$0.34	$0.33	$(0.14)	$0.53
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	0.05	—	—	0.05
Merger related costs	—	—	0.01	0.01
Timing of statutory and effective tax rates on non-recurring items	0.02	—	(0.01)	0.01
Total Adjustments	0.07	—	—	0.07
Ongoing Earnings (Loss)	$0.41	$0.33	$(0.14)	$0.60
Average Diluted Shares Outstanding: 90,552,082

Six Months Ended June 30, 2024
GAAP Net Earnings (Loss) Attributable to PNMR	$0.80	$0.49	$(0.24)	$1.05
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	(0.05)	—	—	(0.05)
Sale of NMRD	—	—	(0.05)	(0.05)
Regulatory disallowances	0.04	—	—	0.04
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Merger related costs	—	—	0.01	0.01
Total Adjustments	—	—	(0.04)	(0.04)
Ongoing Earnings (Loss)	$0.80	$0.49	$(0.28)	$1.01
Average Diluted Shares Outstanding: 90,532,986

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended June 30, 2023
GAAP Net Earnings (Loss) Attributable to PNMR	$0.36	$0.29	$(0.12)	$0.53
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	(0.02)	—	—	(0.02)
Regulatory disallowances	0.03	—	—	0.03
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.38	$0.29	$(0.12)	$0.55
Average Diluted Shares Outstanding: 86,129,124

Six Months Ended June 30, 2023
GAAP Net Earnings (Loss) Attributable to PNMR	$1.00	$0.40	$(0.24)	$1.16
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	(0.10)	—	—	(0.10)
Regulatory disallowances	0.03	—	—	0.03
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Merger related costs	—	—	0.01	0.01
Timing of statutory and effective tax rates on non-recurring items	(0.01)	—	—	(0.01)
Total Adjustments	(0.07)	—	0.01	(0.06)
Ongoing Earnings (Loss)	$0.93	$0.40	$(0.23)	$1.10
Average Diluted Shares Outstanding: 86,133,091

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statements of Earnings
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(In thousands, except per share amounts)

Electric Operating Revenues	$488,102	$477,156	$924,979	$1,021,233
Operating Expenses:
Cost of energy	154,706	172,452	287,010	414,138
Administrative and general	59,581	54,039	115,008	109,149
Energy production costs	24,584	25,599	46,796	47,957
Regulatory disallowances	—	3,731	4,459	3,731
Depreciation and amortization	94,413	79,139	187,600	157,213
Transmission and distribution costs	25,051	25,465	47,815	47,661
Taxes other than income taxes	24,084	24,401	50,018	49,963
Total operating expenses	382,419	384,826	738,706	829,812
Operating income	105,683	92,330	186,273	191,421
Other Income and Deductions:
Interest income	4,470	5,359	9,050	10,202
Gains on investment securities	558	3,777	18,556	10,219
Other income	7,688	5,600	12,599	8,693
Other (deductions)	(1,636)	(3,515)	(18,158)	(6,008)
Net other income and deductions	11,080	11,221	22,047	23,106
Interest Charges	55,828	45,899	109,590	86,822
Earnings before Income Taxes	60,935	57,652	98,730	127,705
Income Taxes (Benefits)	8,971	8,229	(3,600)	18,009
Net Earnings	51,964	49,423	102,330	109,696
(Earnings) Attributable to Valencia Non-controlling Interest	(3,783)	(3,987)	(6,827)	(9,114)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings Attributable to PNMR	$48,049	$45,304	$95,239	$100,318
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.53	$0.53	$1.05	$1.17
Diluted	$0.53	$0.53	$1.05	$1.16
Dividends Declared per Common Share	$0.3875	$0.3675	$0.7750	$0.7350